                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                    FORM 8-K


                                CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): May 15, 1998


                     NEWCOURT RECEIVABLES CORPORATION II
           (Exact name of registrant as specified in its charter)



           Delaware                   333-36059                 35-2010710

(State or other jurisdiction   (Commission File Number)       (IRS Employer)
     of incorporation)                                      Identification No.)



              2700 Bank One Tower
              111 Monument Circle
              Indianapolis, Indiana                           46204
              (Address of principal executive offices)       (Zip Code)

                               (317) 229-3406
            (Registrant's telephone number, including area code)


                               Not Applicable
        (Former name or former address, if changed since last report)

ITEM 5.      OTHER EVENTS

       The registrant is filing final forms of the exhibit listed in Item 7(c).

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
             EXHIBITS

 (a)   Financial Statements:  None

 (b)   Pro Forma Financial Information:  None

 (c)   Exhibits:




     EXHIBIT NO.                     DOCUMENT
     -----------                     --------
         20                Monthly Servicer Certificate

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NEWCOURT RECEIVABLES CORPORATION II



                                       By:        /s/ Daniel A. Jauernig
                                           ------------------------------------
                                                      Daniel A. Jauernig
                                                      Vice President and
                                                   Chief Financial Officer

May 15, 1998

                                EXHIBIT INDEX





     EXHIBIT NO.                     DOCUMENT
     -----------                     --------
         20                Monthly Servicer Certificate
